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                                                                  EXECUTION COPY


                                  EXHIBIT 10.19

                          COLLATERAL RELEASE AGREEMENT


               THIS COLLATERAL RELEASE AGREEMENT (this "Agreement") is dated as of September ___, by and between MAI SYSTEMS CORPORATION., a Delaware corporation ("MAI") on the one hand and CPI SECURITIES LP, a California limited liability company, THE VALUE REALIZATION FUND, L.P., a Delaware limited partnership, THE CANYON VALUE REALIZATION FUND (CAYMAN), LTD., a Cayman Islands corporation, and GRS PARTNERS II (collectively, the "Lenders") on the other hand.

                                 R E C I T A L S

               WHEREAS, MAI and Lenders are party to that certain Note Purchase Agreement dated as of March 3, 1997 (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Note Purchase Agreement") pursuant to which MAI has issued to individual Lenders certain 11% Subordinated Notes due 2003 in the aggregate principal amount of $6,000,000.00 (the "Notes");

               WHEREAS, MAI and Lenders have executed a Security Agreement dated October 28, 1999 granting Lenders a security interest in various MAI assets (the "Security Agreement"); and

               WHEREAS, MAI has executed an Asset Purchase Agreement ("Optimal Asset Purchase Agreement") dated September ___, 2001 with Optimal Robotics, Inc. ("Optimal") whereby MAI has agreed to sell certain of its Legacy assets, principally its hardware maintenance contracts (excluding software maintenance) and related inventory and equipment, as listed on Schedules 1.1.1, 1.1.2 and 1.1.3, (the "Assets") which are attached hereto and incorporated herein by this reference; and

               WHEREAS, Section 2.1.2 of the Optimal Asset Purchase Agreement requires that MAI secure release of all outstanding liens affecting the Assets duly executed by the secured parties, including the Lenders,

               NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                A G R E E M E N T

               1. Incorporation of Recitals; Acknowledgments. The recitals set forth above by this reference thereto are hereby incorporated into this Agreement.

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               2.     Agreement to Release Certain Collateral. On the Effective
Date, Lenders agree to release their lien on the Assets as provided for in the Security Agreement, and to execute any and all related documentation to effectuate said release.

               3. Representations and Warranties. MAI hereby represents and warrants to Lenders that, as of the Effective Date:

                      3.1 All of MAI's representations and warranties contained in this Agreement are true and correct on and as of the Effective Date, as if then made (other than representations and warranties which expressly related to an earlier date);

                      3.2 The execution and delivery of this Agreement by MAI and the performance of the transactions contemplated thereby, (a) are within MAI's corporate power, (b) have been duly authorized by all necessary or proper corporate action, and (c) when duly executed and delivered by MAI, this Agreement shall constitute a legal, valid and binding obligation of MAI enforceable against MAI in accordance with its terms.

               4. Effective Date. This Agreement shall become effective as of the date first written above (the "Effective Date") upon Lender's receipt of
(i) counterparts hereof executed by MAI and Lenders, and (ii) mutual execution and delivery of the Optimal Asset Purchase Agreement and the exhibits and schedules thereto.

               5.     Reference to and Effect on the Loan Documents.

                      5.1 This Agreement shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of any term or condition of the Note Purchase Agreement, the Notes or the Security Agreement, (ii) prejudice any right or rights which Lenders may now have or may have in the future under or in connection with the Note Purchase Agreement, the Notes or the Security Agreement, (iii) require Lenders to agree to a similar transaction on a future occasion or (iv) create any rights herein to another person, entity or other beneficiary or otherwise, except to the extent specifically provided herein.

                      5.2    Except to the extent specifically provided in
        Section 2 above, the respective provisions of the Note Purchase Agreement, the Notes and the Security Agreement, shall not be amended, modified, waived, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed as being in full force and effect.

               6. Miscellaneous. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. No amendment, modification,

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termination or waiver of any provision of this Agreement, or any consent to any departure by MAI therefrom, shall in any event be effective unless the same shall be in writing and signed by all of the Lenders. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

               7. Sole Benefit of Parties. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other person or entity shall have any right, benefit or interest under or because of the existence of this Agreement.

               8. Further Assurances. MAI and Lenders shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Agreement.

               9. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

               10. GOVERNING LAW. THIS AGREEMENT, AND ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                      * * *

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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


MAI SYSTEMS CORPORATION


By:______________________________
Name:
Title:


GRS PARTNERS II

By: Grosvenor Capital Management, L.P.,
    its Administrator

By: GCM, L.L.C.,
    its general partner

By: Grosvenor Holdings, L.L.C.


By:______________________________
Name:
Title:


THE VALUE REALIZATION FUND, L.P.

By: Canpartners Investments III, L.P.,
    its general partner

By: Canyon Capital Advisors LLC,
    its general partner


By:______________________________
Name:
Title: Managing Director

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THE CANYON VALUE REALIZATION FUND (CAYMAN), LTD.

By: MeesPierson (Cayman) Limited,
    its Administrator


By:______________________________
Name:
Title:


CPI SECURITIES LP

By: Canpartners Incorporated,
    its general partner


By:______________________________
Name:
Title: